SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 723-9654

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Supplement No. 1 to Prospectus Supplement dated June 28, 2002, to Prospectus dated August 31, 1999, for CorTS® Trust For Verizon Global Funding Notes.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Description Supplement No. 1 to Prospectus Supplement dated June 28, 2002, to Prospectus dated August 31, 1999, for CorTS® Trust For Verizon Global Funding Notes.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated February 28, 2003

STRUCTURED PRODUCTS CORP.

By: /s/Matthew R. Mayers Name: Matthew R. Mayers Title: Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99	Supplement No. 1 to Prospectus Supplement E dated June 28, 2002, to Prospectus dated August 31, 1999, for CorTS® Trust For Verizon Global Funding Notes.	E

SUPPLEMENT NO. 1
(To Prospectus Supplement dated June 28, 2002)
(To Prospectus dated August 31, 2001)

Structured Products Corp., the Depositor
710,000 7.375% Corporate-Backed Trust Securities
(CorTS®) Class A Certificates
(principal amount $25 per Class A Certificate)
issued by
CorTS® Trust For Verizon Global Funding Notes, the Trust

        On June 28, 2002, the Trust issued $83,835,000 principal amount of Class A Certificates. The assets of the Trust consist principally of 7.75% Notes due December 1, 2030 issued by Verizon Global Funding Corp. and all future payments of interest and a single payment of principal due on the Underlying Notes. Initially, $83,835,000 principal amount of Underlying Notes was deposited in the Trust. From time to time, the Depositor may deposit additional Underlying Notes in the Trust, and cause additional Class A Certificates to be issued. On July 26, 2002, the Depositor caused an additional $17,750,000 principal amount of Underlying Notes to be deposited in the Trust, and the Trust issued an additional $17,750,000 principal amount of Class A Certificates. All additional Class A Certificates issued in connection with the deposit of the additional Underlying Notes rank ratably with the Class A Certificates previously issued by the Trust.

        All other provisions of the attached Prospectus Supplement and Prospectus remain unchanged.

        This Supplement No. 1 is not a summary of the provisions of the Class A Certificates. You should read the accompanying Prospectus Supplement and Prospectus for more complete information about the Class A Certificates.

        Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this Supplement No. 1 or the accompanying Prospectus Supplement and Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Public offering price.........................................................
Underwriting discount......................................................
Proceeds to Trust (before expenses)................................	Per Class A Certificate $25 $0.7875 $24.2125	Total $17,750,000 $559,125 $17,190,875

         The Underwriters expect to deliver your Class A Certificates in book-entry form only through The Depository Trust Company on or about July 26, 2002.

®“CorTS” is a registered service mark of Salomon Smith Barney Inc.

Salomon Smith Barney
Prudential Securities
Wachovia Securities

July 26, 2002